UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22119

American Israeli Shared Values Trust

(Exact name of registrant as specified in charter)

207 East 83rd Street

Suite 2

New York, NY 10028

(Address of principal executive offices)

(Zip code)

Jamia C. Jasper

207 East 83rd Street

Suite 2

New York, NY 10028

 (Name and address of agent for service)

With copies to:

Don Mendelsohn

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinatti, Ohio 45202

Registrant's telephone number, including area code: (866) 745-5955

Date of fiscal year end: November 30

Date of reporting period: November 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

American Israeli Shared Values Capital

Appreciation Fund

ANNUAL REPORT

November 30, 2009

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

SHAREHOLDER LETTER

NOVEMBER 30, 2009

Fourth Fiscal Quarter 2009 Fund Newsletter

Dear Fellow Shareholders,

It's been quite a year.  Financial markets went from shock and despair, to a prolonged rally, all in the span of nine months.  Our belief is that the world was never as close to the precipice as the first three months of the year suggested, and the rally we experienced in the subsequent nine months was due to the realization of this fact.

As many of the short-term moves in the financial markets are the result of near-term expectations and psychology, we are at least comforted by the fact that investors are no longer panicked and instead, focused on data that that suggests that the economy is near a bottom and starting to show signs of improvement.  U.S. and Israeli GDP numbers show that the economies of both countries expanded in the second half of the year.  Employment and housing data, while not improving, are at least deteriorating at a decreasing rate.  We believe that evidence of a stabilizing economy will continue to support stock prices and may drive them higher should the magnitude and pace of the recovery defy pessimistic predictions.  Our investment experience has taught us that the outcome is rarely what the consensus expects.  Stay tuned.

Fund Performance

Our Fund was able to capitalize on the rebound in U.S. and Israeli stock markets during the year.  For the twelve months ended November 30, 2009, the American Israeli Shared Values Capital Appreciation Fund rose 36.34%.  This compares to a 25.37% rise in the U.S. benchmark Standard & Poors 500 Index (S&P 500) and an 69.25% rise in the Israeli Tel Aviv 100 Index.  Although we were unable to match the rise in the Israeli index, we are pleased with the Fund's performance as approximately 60 percent of our holdings in 2009 were U.S.-based companies.

Winner and Losers

We had many outstanding performing stocks in our portfolio in 2009.  Paramount among them were the shares of Elron Electronics, the Fund's

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

SHAREHOLDER LETTER (CONTINUED)

NOVEMBER 30, 2009

largest holding.  Shares of Elron increased 463% during the year.  The company owns interests in more than twenty public and private leading-edge Israeli healthcare, semiconductor, communications technology, and water purification companies.  During the year, the company was able to sell several of these companies for a gain and invest in promising new ventures as well.  In addition, Elron's Medingo subsidiary received FDA approval to market its revolutionary glucose monitoring/dosing patch in the United States.  Elron is reported to be in discussions with Swiss pharmaceutical giant, Roche, regarding the sale of Medingo for approximately $200 million.  Elron's water purification businesses, Atlantium, Aqwise, and Bio-Pure Technologies also hold the promise of unlocking tremendous value at Elron.  Despite the stock's phenomenal rise in 2009, we believe significant additional potential upside remains.

Several of the Fund's other investment winners were in our energy-related holdings, the Fund's largest industry weighting.  As we have written in the past, we are long-term believers in the increasing value of oil and natural gas assets.  Both commodities will become scarcer in a world that consumes ever larger quantities of the fuels to satisfy the rising living standards in the developing world.  While conservation, alternative sources of energy and increased efficiency may slow the growth in demand for fossil fuels, the lack of growth in supply will likely result in high oil and gas prices for the foreseeable future.  Although Israel is not a major source of hydrocarbons, the country is much closer to achieving energy independence following the discovery of a large natural gas field, Tamar, off the coast of Haifa.  The field is being developed by Noble Energy, one of the Fund's largest holdings.  Shares of Noble rose 46% during 2009 in part due to the large discovery in Israel.  Noble is developing the Tamar field using a rig leased from Atwood Oceanics, another Fund holding.  Shares of Atwood rose 134% during the year.  Several of the Fund's other energy-related holdings such as Cameron International and Schlumberger, also performed well during 2009, rising 103% and 56% respectively.

Another large area of investment for the fund is healthcare.   Although several of the Fund's large healthcare-related holdings such as Teva Pharmaceutical, Thermo Fisher, and Perrigo rose 33%, 34%, and 24% respectively during the year, their performance did not enhance the overall 43% return of the Fund.   These relatively stable businesses held up comparatively well in 2008, and as such, did not rebound as sharply as many of the more economically sensitive sectors that suffered greater distress last year.  Nonetheless, at the time of this writing, Teva's shares are trading at an all-time high.  The company's Copaxone drug for the treatment of multiple sclerosis, has become a multi-billion dollar product, and the company's generic pharmaceutical business, the world's largest, continues to gain market share.  In addition, sales of generic drugs should continue to increase around the world as multi-billion dollar branded drugs, such as Lipitor, continue to lose patent protection, and generics play an ever-larger role in the quest for heath care cost containment.

The Fund's financial sector stocks were our only disappointing industry sector in 2009.  The rally in the financial sector shares, which occurred in the second half of the year, took place only after a precipitous drop during the first three months of the year.  The second half rebound, on average, left most of these stocks only marginally higher than when the year began.  As these companies are tremendously difficult to analyze, we have been consistently underweighted in the financial services sector.

Economic and Market Outlook

A stabilizing economy in the United States should prevent a repeat of the wild market swings of the past two years.  We would be happy to see slow, steady growth, which should bode well for stock prices.   In the U.S., GDP is no longer shrinking, but high levels of unemployment, declining home prices, and low levels of consumer confidence help ensure that any recovery will be muted.

In Israel, the economy has recovered at a more robust pace than in the U.S. and Europe.  Israel was able to avoid many of the woes that plagued most developed economies.  Home buyers in Israel generally purchase properties with a minimum down payment of one-third of the sales price and as such, there was no sub-prime mortgage collapse or real estate bubble there.  Israeli banks, businesses, and consumers are far less leveraged than their counterparts in the United States.  Israeli companies generally utilize far less debt than American concerns and their continuity is not threatened during economic downturns.  Israel's economy grew at a 3% rate during the third quarter of 2009, and probably grew 0.5% for all of 2009, far better than the contraction that was predicted earlier in the year.  The Bank of Israel's decision to raise the benchmark interest rate 1/4% in late December indicates that Bank of Israel governor, Stanley Fischer, expects economic growth to accelerate more than the Bank's August forecast of 2.5% for 2010.  Fischer was the first central banker to raise interest rates since the beginning of the economic recovery, a sign that he expects Israel's economy to recover more quickly than those of the United States or Europe.

We are optimistic about the long-term prospects for the companies in our portfolio.  All are in sound fundamental businesses and led by excellent management teams.  Nearly all are in outstanding financial condition and can survive a prolonged economic downturn and should thrive when the economy improves.

We hope you are pleased with the Fund's strong gains in 2009 and hope that you may share the news with your family and friends.

Thank you for your continued investment in the American Israeli Shared Values Capital Appreciation Fund and we wish you a healthy and prosperous new year.

Very truly yours,

Jamia Jasper

Founder and Portfolio Manager

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

PERFORMANCE ILLUSTRATION

NOVEMBER 30, 2009 (UNAUDITED)

AMERICAN ISRAELI SHARED VALUES FUND
Comparison of Changes in Value of $10,000
From December 12, 2007 (Since Inception) to November 30, 2009
(Unaudited)

	American Israeli (a) Shared Values Fund	S&P 500 Index (b)	S&P 500 Index/ Tel Aviv 100 Index (b)
1 Year	36.34%	25.37%	47.32%
Since Inception:	-13.28%	-12.07%	-9.50%

American Israeli Shared Values Fund $7,553
50% S&P 500 Index / 50% Tel Aviv 100 Index $8,215
S&P 500 Index $7,761
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
12/12/2007
12/31/2007
1/31/2008
2/28/2008
3/31/2008
4/30/2008
5/31/2008
6/30/2008
7/31/2008
8/31/2008
9/30/2008
10/31/2008
11/30/2008
12/31/2008
1/31/2009
2/28/2009
3/31/2009
4/30/2009
5/31/2009
6/30/2009
7/31/2009
8/31/2009
9/30/2009
10/31/2009
11/30/2009

(a). Dividends reinvested into asset/index.

(b). The Standard & Poor's 500 Stock Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Tel Aviv 100 Index is a capitalization-weighted index of 100 stocks traded on the Tel Aviv Stock Exchange (TASE). The Index was developed with a base value of 100 as of December 31, 1991.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-745-5955.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

GRAPHICAL ILLUSTRATION

NOVEMBER 30, 2009 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the asset class allocation of the underlying securities, and is represented as a percentage of the portfolio.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2009

Shares/Description/Percentage of Net Assets		Value

COMMON STOCK - 87.42%

Aircraft Parts & Auxiliary Equipment - 3.74%
500	Elbit Systems Ltd.	$ 30,505

Biological Products - 1.04%
150	Amgen, Inc. *	8,453

Calculating & Accounting Machines - 1.27%
780	Verifone Holdings, Inc. *	10,343

Cogeneration Services & Small Power Producers - 1.09%
700	AES Corp. *	8,918

Computer Communications Equipment - 0.27%
180	Electronics for Imaging, Inc. *	2,162

Computer Storage Devices - 0.39%
160	Sandisk Corp. *	3,155

Construction Machinery & Equipment - 1.22%
170	Caterpillar, Inc.	9,926

Crude Petroleum & Natural Gas - 4.31%
400	Noble Energy, Inc.	26,100
1,000	Rex Energy Corp. *	9,050
		35,150

* Non-income producing

The accompanying notes are an integral part of these financial statements.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2009

Shares/Description/Percentage of Net Assets		Value

Drilling Oil & Gas Wells - 6.92%
500	Atwood Oceanics, Inc. *	18,840
260	Transocean, Inc. *	22,201
920	Weatherford International Ltd. *	15,364
		56,405

Diversified Holding Companies - 4.52%
5,400	Elron Electronic Industries Ltd. *	36,828

Electric Services - 1.01%
200	Ormat Technologies, Inc.	8,234

Electromedical & Electrotherapeutic Apparatus - 1.98%
380	Medtronic, Inc.	16,127

Electronic Computers - 2.04%
550	Nice Systems Ltd. ADR *	16,671

Measuring & Controlling Device - 2.32%
400	Thermo Fisher Scientific, Inc. *	18,892

National Commercial Banks - 4.50%
1,000	Bank of America Corp.	15,850
490	JP Morgan Chase & Co.	20,820
		36,670

Oil & Gas Field Machinery & Equipment - 4.74%
400	Baker Hughes, Inc.	16,296
592	Cameron International Corp. *	22,378
		38,674

* Non-income producing

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Shares/Description/Percentage of Net Assets		Value

Oil & Gas Field Services, NEC - 6.46%
750	Halliburton Co.	22,020
480	Schlumberger Ltd.	30,667
		52,687

Operators of Nonresidential Buildings - 1.67%
600	Elbit Imaging Ltd. *	13,626

Pharmaceutical Preparations - 9.22%
200	Johnson & Johnson	12,568
400	Merck & Co.	14,484
410	Perrigo Co.	16,457
600	Teva Pharmaceutical Industries Ltd. ADR	31,674
		75,183

Radio & TV Broadcasting & Communications Equipment - 1.07%
900	Ceragon Networks Ltd. *	8,757

Radiotelephone Communications - 1.81%
800	Partner Communications Co. Ltd. ADR	14,760

Retail-Grocery Stores - 1.57%
500	Whole Foods Market, Inc. *	12,825

Security Brokers, Dealers & Floatation Companies - 4.43%
120	Goldman Sachs Group, Inc.	20,359
500	Morgan Stanley	15,790
		36,149

* Non-income producing

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Shares/Description/Percentage of Net Assets		Value

Semiconductors & Related Devices - 4.00%
800	Intel Corp.	15,360
600	Mellanox Technologies, Ltd. *	10,890
530	Memc Electronic Materials, Inc. *	6,381
		32,631

Services-Computer Programming - 0.37%
1,140	Bluephoenix Solutions Ltd. *	2,976

Services-Miscellaneous Amusement & Recreation - 1.33%
360	Walt Disney Co.	10,879

Services-Prepackaged Software - 5.10%
600	Check Point Software Technologies Ltd. *	18,954
600	Microsoft Corp.	17,646
400	Retalix Ltd. *	5,000
		41,600

State Commercial Banks - 1.57%
480	Bank of NY Mellon Corp.	12,787

Surgical & Medical Instruments - 1.76%
900	Boston Scientific Corp. *	7,533
400	Given Imaging Ltd.	6,848
		14,381

Telephone & Telegraph Apparatus - 0.29%
620	Alvarion Ltd. *	2,400

* Non-income producing

The accompanying notes are an integral part of these financial statements.

Shares/Description/Percentage of Net Assets		Value

Telephone Communications - 3.80%
1,000	Cellcom Israel Ltd.	31,010

Wholesale-Miscellaneous Nondurable Goods - 1.60%
1,001	Israel Chemicals Ltd. ADR	13,013

TOTAL FOR COMMON STOCK (Cost $705,375) - 87.42%		712,777

EXCHANGE TRADED FUNDS - 3.75%
100	SPDR Trust Series 1	10,994
300	Pharmaceutical Holders Trust	19,617
		30,611

TOTAL EXCHANGE TRADED FUNDS (Cost $28,515) - 3.75%		30,611

SHORT TERM INVESTMENTS - 9.30%
75,863	Huntington Money Market Fund – Class IV 0.01% ** (Cost $75,863)	75,863

TOTAL INVESTMENTS (Cost $809,753) - 100.48%		819,251

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.48)%		(3,922)

NET ASSETS - 100.00%		$ 815,329

ADR - American Depository Receipt

** Variable rate security; the coupon rate shown represents the yield at November 30, 2009.

The accompanying notes are an integral part of these financial statements.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2009

Assets:
Investments in Securities, at Fair Value (Cost $809,753)	$ 819,251
Cash	200
Receivables:
Dividends and Interest	1,763
Total Assets	821,214
Liabilities:
Securities Purchased	4,683
Accrued Advisory Fees	1,202
Total Liabilities	5,885
Net Assets	$ 815,329

Net Assets Consist of:
Paid In Capital	$ 877,875
Accumulated Realized Loss on Investments	(72,044)
Unrealized Appreciation in Value of Investments	9,498
Net Assets, for 108,114 Shares Outstanding	$ 815,329

Net Asset Value Per Share and Offering Price	$ 7.54

Minimum Redemption Price Per Share *	$ 7.39

* The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2009.

Investment Income:
Dividends (net of $435 foreign withholding taxes & fees)	$ 8,276
Interest	18
Total Investment Income	8,294

Expenses:
Advisory Fees (Note 3)	8,715
Total Expenses	8,715

Net Investment Loss	(421)

Realized and Unrealized Gain/(Loss) on Investments:
Realized Loss on Investments	(16,766)
Net Change in Unrealized Appreciation on Investments	177,482
Realized and Unrealized Gain on Investments	160,716

Net Increase in Net Assets Resulting from Operations	$ 160,295

The accompanying notes are an integral part of these financial statements.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Period
	Ended	Ended*
	11/30/2009	11/30/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income/(Loss)	$ (421)	$ 268
Net Realized Loss on Investments	(16,766)	(55,278)
Net Change In Unrealized Appreciation/ (Depreciation) on Investments	177,482	(167,983)
Net Increase/(Decrease) in Net Assets Resulting from Operations	160,295	(222,993)

Distributions to Shareholders:
Net Investment Income	(524)	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	(524)	-

Capital Share Transactions:
Proceeds from Sale of Shares	345,525	434,556
Shares Issued on Reinvestment of Dividends	519	-
Cost of Shares Redeemed	(2,049)	-
Net Increase in Net Assets from Shareholder Activity	343,995	434,556

Net Assets:
Net Increase in Net Assets	503,766	211,563
Beginning of Period	311,563	100,000
End of Period (Including Accumulated Undistributed Net Investment
Income of $0 and $268, respectively)	$ 815,329	$ 311,563

* Commencement of operations on December 12, 2007.

The accompanying notes are an integral part of these financial statements.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Year	Period
	Ended	Ended*
	11/30/2009	11/30/2008

Share Transactions:
Shares Sold	52,082	46,206
Shares Issued on Reinvestment of Dividends	97	-
Shares Redeemed	(271)	-
Net Increase in Shares	51,908	46,206
Outstanding at Beginning of Period	56,206	10,000
Outstanding at End of Period	108,114	56,206

* Commencement of operations on December 12, 2007.

The accompanying notes are an integral part of these financial statements.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS

	Year	Period
	Ended	Ended (a)
	11/30/2009	11/30/2008
Net Asset Value, at Beginning of Period	$ 5.54	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	(0.01)	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	2.02	(4.47)
Total from Investment Operations	2.01	(4.46)

Distributions:
Net Investment Income	(0.01)	-
Realized Gains	-	-
Total from Distributions	(0.01)	-

Net Asset Value, at End of Period	$ 7.54	$ 5.54

Redemption Fees	-	-

Total Return **	36.34%	(44.60)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 815	$ 312
Ratio of Expenses to Average Net Assets †	1.75%	1.75%	***
Ratio of Net Investment Income to Average Net Assets †	(0.08)%	0.07%	***
Portfolio Turnover	17.85%	70.81%

(a) Commencement of operations began December 12, 2007.

* Per share net investment income/(loss) has been determined on the basis of average number of shares outstanding during the period.

** Total return in the above table represents the return that the investor would have earned or lost over the period indicated on an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year. Total return calculation does not reflect redemption fee.

*** Annualized

† These ratios exclude the impact of expenses of the underlying security holdings listed on the schedule of investments.

The accompanying notes are an integral part of these financial statements.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2009.

1.  ORGANIZATION

The American Israeli Shared Values Capital Appreciation Fund (the “Fund”) was organized as a diversified series of the American Israeli Shared Values Trust (the “Trust”) on September 10, 2007.  The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 20, 2007 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees and commenced operations on December 12, 2007.  The investment adviser to the Fund is AmerIsrael Capital Management, LLC (the “Adviser”).

The investment objective of the Fund is to seek long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

FAIR VALUE MEASUREMENTS:

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a reoccurring basis is as follows:

Money market securities are valued at net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Securities traded on the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2009.

Price.  Lacking a last sale price or Official Closing Price, an equity security is generally valued by the pricing service at its last bid price.

Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security.  When the security is not considered to be part of an active market or when the security is valued at a bid price, the position is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in level 2 or 3, as appropriate.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on the yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  Generally, fixed income securities are categorized as level 2.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.

Methods that are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on the other markets, exchanges or among dealers); or (iii) yield to maturity will respect to debt issues, or a combination or these are other methods.

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below:

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2009:

Assets	Level 1	Level 2	Level 3	Total
Common Stock (b)	$ 712,777	-	-	$712,777
Exchange Traded Funds	30,611	-	-	30,611
Short-Term Investments – Money Market	75,863	-	-	75,863
Total	$ 819,251	-	-	$ 819,251

(b) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund held no level 3 securities any time during the year.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008), or expected to be taken in the Fund’s 2009 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and New York State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of and during the period ended November 30, 2009 the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to recognized tax benefits as income tax expense on the statement of operations.  During the period, the Fund did not incur any interest or penalties.

SHARE VALUATION:  The net asset value per share of the Fund is calculated by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The offering price per share is equal to the net asset value per share.  The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s rules and rates.

SUBSEQUENT EVENTS: Management has evaluated all transactions and events subsequent to the date of Statement of Assets & Liabilities through January 29, 2010, the date on which these financial statements were issued.

RECLASSIFACTION OF CAPITAL ACCOUNTS:  GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on the net assets or net asset value per share.  As of November 30, 2009, $677 of net investment loss was reclassified to paid in capital.

3.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: The Board of Trustees has selected AmerIsrael Capital Management, LLC as the investment adviser to the Fund.  Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2009.

As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.75% of the average daily net assets of the Fund during the term of the Agreement.  For the year ended November 30, 2009 the Adviser earned $8,715, of which $1,202 was due to Adviser as of November 30, 2009.

The Adviser has agreed to pay all operating expenses of the Fund, and all other operating expenses not specifically assumed by the Fund, with the exception of all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses of securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s trustees and officers with respect thereto.  The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. The Adviser may obtain reimbursement from the Fund, at such time or times as determined by the Adviser, for any of the expenses advanced by the Adviser, with the Fund is obligated to pay, and such reimbursement shall not be considered to be part of the Adviser’s compensation pursuant to the Agreement.

4.  CAPITAL SHARE TRANSACTIONS

At November 30, 2009, there were an unlimited number of shares authorized and 108,114 shares outstanding, and paid-in capital amounted to $877,875 for the Fund.

5.  INVESTMENT TRANSACTIONS

For the year ended November 30, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were $391,702 and $81,144, respectively. There were no purchases or sales of U.S. Government obligations.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2009.

For federal income tax purposes the cost of securities owned at November 30, 2009 was $815,034. At November 30, 2009 the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$94,519	$(90,302)	$4,217

The primary difference between book basis and tax basis unrealized appreciation (depreciation) resulted from the deferral of post October losses of $2,910 and wash sales.

6.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2009, 80.4% of all outstanding shares of the Fund were owned by the Advisor and its officers.  An officer of the Adviser is also an officer of the Trust.

7.  DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Adviser for certain distribution and promotion expenses related to the marketing of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.  Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.  The Plan has not been activated.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2009.

8. DISTRIBUTIONS

On December 19, 2008, the Fund declared distributions from ordinary income of $0.0093 per share for a total of $524 paid to shareholders of record on December 18, 2008.  The tax character of distributions paid during the year ended November 30, 2009 and the period ending November 30, 2008 is as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$524	-
Short-Term Capital Gains	-	-
Long-Term Capital Gains	-	-
Total	$524	-

As of November 30, 2009 the components of distributable earnings on a tax basis were as follows:

Accumulated Net Realized Gain (Loss) on Investments	$(66,763)
Net Unrealized Appreciation/(Depreciation)	4,217
Total	$(62,546)

9. CONCENTRATION OF RISK

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of Israeli and American companies that have an economic interest in or connection to the Jewish State.  Investing in companies from one geographic region may pose additional risks inherent to a region’s economic and political situation.  Other risks that may apply to the Fund are outlined in the Fund’s prospectus and Statement of Additional Information.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2009.

10. CAPITAL LOSS CARRYFORWARDS

At November 30, 2009, the American Israeli Shared Values Capital Appreciation Fund had available for federal income tax purposes an unused capital loss carryforward of $66,763 of which $45,440 expires in 2016 and $21,323 expires in 2017.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

NOVEMBER 30, 2009.

To the Shareholders and Board of Trustees

American Israeli Shared Values Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Israeli Shared Values Trust, comprising American Israeli Shared Values Capital Appreciation Fund (the “Fund”) as of November 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of comprising American Israeli Shared Values Capital Appreciation Fund as of November 30, 2009, the results of its operations for the year then ended, and the changes in its net assets, and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 29, 2010

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

EXPENSE ILLUSTRATION

NOVEMBER 30, 2009 (UNAUDITED)

ABOUT YOUR FUND’S EXPENSES

Expense Example

As a shareholder of the American Israeli Shared Values Capital Appreciation Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2009 through November 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

EXPENSE ILLUSTRATION (CONTINUED)

NOVEMBER 30, 2009 (UNAUDITED)

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2009	November 30, 2009	June 1, 2009 to November 30, 2009

Actual	$1,000.00	$1,140.70	$9.39
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.29	$8.85

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, Multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

BOARD OF TRUSTEES

NOVEMBER 30, 2009 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Richard S. Chase 655 Deerfield Road Suite 100-219 Deerfield, IL 60015 1968	Trustee	Indefinite/ November 2008 to Present	Senior Business Advisor, Duff & Phelps, LLC, 2008 to Present. Manager, American Capital, Ltd., 2007 to 2008. Manager, Ernst & Young, LLP, 2005 to 2007.	1	None
Michael G. Landsman 1384 Sheridan Road Highland Park, IL 60035 1936	Trustee	Indefinite/ November 2007 to Present	President, Miggle Toys, Inc., 1992 to Present.	1	None
Adi Scop 119 Audley Road London, NW 43 England 1969	Trustee	Indefinite/ November 2007 to Present	Chief Executive Officer, Cheetah Securities, 2004 to Present.	1	None

1The “Fund Complex” consists of the American Israeli Shared Values Capital Appreciation Fund.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

BOARD OF TRUSTEES (CONTINUED)

NOVEMBER 30, 2009 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.  Jamia C. Jasper is an "interested person" of the Trust by virtue of her controlling ownership of the investment adviser to the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee [2]	Other Directorships Held by Trustee
Jamia C. Jasper 207 East 83rd Street, Apt.3 New York, New York 10028 1969	President, Chairman, Trustee, Chief Compliance Officer, Anti-Money Laundering Compliance Officer, Secretary, Chief Financial Officer, and Treasurer.	Indefinite/ September 2007 to Present	From 2006 to present, Ms. Jasper has been involved in the creation and organization of the Fund and the adviser. From 2000 to 2006 Ms. Jasper was a relationship manager and credit analyst in commercial real estate lending with the Bank of New York. During 2005 and 2006, Ms. Jasper was also involved in several internet based business ventures including a socially conscious online retail store. Prior to joining the Bank of New York in 2000, Ms. Jasper worked for Jones Lang Lasalle, a leading real estate and investment management firm.	1	None

Trustee fees amounted to $15,000 for the year end November 30, 2009.

1 The “Fund Complex” consists of the American Israeli Shared Values Capital Appreciation Fund.

2  The Trust’s audit committee consists of Richard S. Chase and Adi Scop.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

ADDITIONAL INFORMATION

NOVEMBER 30, 2009 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ending November 30, are available without charge upon request by (1) calling the Fund at (866) 745-5955 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on February 28 and August 30. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-866-745-5955.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-866-745-5955.

Advisory Renewal Agreement

At the August 6, 2009 meeting, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional one-year period.  The Trustees approval was based on consideration and evaluation of the information and material provided to the Trustees and a variety of specific factors discussed at those meetings and at prior meetings, including:

1. the nature, extent and quality of the services provided to the Fund under the Advisory Agreement;

2. the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

ADDITIONAL INFORMATION (CONTINUED)

NOVEMBER 30, 2009 (UNAUDITED)

3. the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4. the profitability of the Advisor with respect to the Fund, including both direct and indirect benefits accruing to the Advisor; and

5. the extent to which economies of scale would be realized as the Fund grows, and whether fee level in the Advisory Agreement reflects those economies of scale for the benefit of the Fund’s investors.

Nature, Extent and Quality of Services.  The Trustees considered the nature, extent and quality of the services provided by the Advisor to the Fund and the resources of the Advisor.  In this regard, the Trustees evaluated, among other things, the Advisor’s personnel, experience, performance history and compliance program.  In particular, the Trustees noted the Advisor’s expertise in managing a portfolio of securities many of which are thinly traded, especially with regard to the 1940 Act’s restrictions on illiquid securities holdings.  Following its evaluation, the Trustees concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the Advisor to the Fund supported renewal of the Advisory Agreement.

Fund Performance.  The Trustees considered fund performance in determining whether to renew the Advisory Agreement.  Specifically, the Trustees considered the Fund’s performance relative to a peer group of other mutual funds and appropriate indices/benchmarks, in light of total return, yield and market trends.  As part of this review, the Trustees considered the composition of the peer groups, selection criteria and the reputation of the third party who prepared the peer group analysis.  In evaluating the performance of the Fund, the Trustees considered both market risk and shareholder risk expectations for the Fund and whether, irrespective of relative performance, the Advisor’s absolute performance was consistent with expectations for its investment methodology.   As to the investment performance of the Fund and the Advisor, the Trustees reviewed the performance of the Fund, as well as the Advisor based on materials provided by Ms. Jasper.  Based on the information provided, the Trustees found the performance of the Fund acceptable, based primarily on the most recent performance of the Fund.

Fund Expenses.  With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Advisory Agreement, and the Fund’s expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party.  The Trustees noted the Advisor had achieved significant growth of the Fund’s assets while maintaining its expense ratio, and that the Fund’s expense ratio remains competitive. Following its evaluation, the Trustees concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Advisory Agreement.

Profitability.  With regard to profitability, the Trustees considered the compensation flowing to the Advisor and reviewed management’s financial statements.  The Trustees considered whether the levels of compensation and profitability under the Advisory Agreement was reasonable and justified in light of the quality of all services rendered to the Fund.  Based on this evaluation, the Trustees concluded, within the context of its full deliberations, that the profitability of the Advisor is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale.  The Trustees considered the absence of any economies of scale and noted that given the size of the Fund and the fact that the Fund is the only fund managed by the Advisor at this time, there are no such economies to be passed along to shareholders.  However, the Trustees noted that they would continue to monitor the growth in assets of the Fund and any future series of the Trust that may be advised by the Advisor and asked the Advisor to continue to monitor the Fund’s expenses and asset size in connection with determining when economies of scale may allow develop which may be passed along to shareholders if deemed advisable under the circumstances

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling.  Based on the independent Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, approved the continuation of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the independent Trustees have considered to be relevant in the exercise of their reasonable judgment.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  No amendments

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that Adi Scop is an audit committee financial expert.  Mr. Scop is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2009

$ 12,000

(b)

Audit-Related Fees

Registrant

[Adviser]

FY 2009

$0.00

$0.00

Nature of the fees:

Annual Audit

(c)

Tax Fees

Registrant

[Adviser]

FY 2009

$ 1,500.00

$0.00

Nature of the fees:

Tax Preparation

(d)

All Other Fees

Registrant

[Adviser]

FY 2009

$1,300.00

$0.00

Nature of the fees:

Consulting and review of the semi-annual report

(e)

(1)

Audit Committee’s Pre-Approval Policies

Annual Audit:

To approve prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to those Board member who are not interested person the selection, retention or termination of the Fund’s independent audit and to review and evaluate matters potentially affecting the independence and capabilities of the auditors,  To review and approve the fees proposed to be charges. To review the arrangements for and scope of the annual audit.

Special Services:  To approve prior to appointment the engagement of the auditor to provide other audit services or non-audit services to the Fund, such as tax preparation.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

0%

(f)

Option 1 – Less than 50%

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

[Adviser]

FY 2009

$0.00

$0.00

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Israeli Shared Values Trust

By /s/Jamia C. Jasper

*President

Date February 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Jamia C. Jasper

*President

Date February 4, 2010

* Print the name and title of each signing officer under his or her signature.